                     ANNUAL REPORT  |  September 30, 2000

                                                                      The Strong

                               Schafer Balanced
--------------------------------------------------------------------------------
                                                                            Fund


                             [PHOTO APPEARS HERE]

                                                                [LOGO OF STRONG]

                                  The Strong
                               Schafer Balanced
                                     Fund

                             _____________________

                      ANNUAL REPORT . SEPTEMBER 30, 2000


                               Table of Contents

     Investment Review
          The Strong Schafer Balanced Fund.................................   2

     Financial Information
          Schedule of Investments in Securities............................   5

          Statement of Assets and Liabilities..............................   6

          Statement of Operations..........................................   7

          Statements of Changes in Net Assets..............................   8

          Notes to Financial Statements....................................   9

     Financial Highlights..................................................  11

     Report of Independent Accountants.....................................  12

                       THE STRONG SCHAFER BALANCED FUND
                       --------------------------------

FUND
 highlights

 . For the year ended September 30, 2000, the Strong Schafer Balanced Fund returned 8.57%, while the S&P 500 Index returned 13.28%./1/, *

 . Among the strong performers in the Fund's stock portfolio were companies in the health-care, financial, telecom, and technology sectors. Defense contractors, retailers, and other stocks reporting earnings disappointments took a hit.

 .  The Fund's bond portfolio, emphasizing short- and intermediate-term
   Treasuries, contributed positively to the Fund's performance.

   _____________________________________________________________________________

                                AVERAGE ANNUAL

                                TOTAL RETURN/1/

                                 As of 9-30-00

                               1-year          8.57%

                      Since Inception          5.33%
                           (12-31-97)

   Equity funds are volatile investments and should only be considered for long-term goals. The Fund's inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

   _____________________________________________________________________________

                             FIVE LARGEST HOLDINGS

                                 As of 9-30-00


            Security                                    % of Net Assets

            United States Treasury Notes                          34.8%

            Federal Home Loan                                      3.2%
            Mortgage Corporation

            Franklin Resources, Inc.                               3.1%

            Chubb Corporation                                      2.9%

            Cadence Design Systems, Inc.                           2.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives
from the Manager


/s/ David K. Schafer

David K. Schafer
Portfolio Manager

________________________________________________________________________________

Two sectors that contributed strongly to the Fund's performance on the stock side were health-care and financial stocks. Ten of the Fund's top 15 gainers were from these two sectors. We had built most of our health-care position last October. Starting with just one health stock, American Home Products, we added Omnicare, ICN Pharmaceutical, and Mylan Laboratories. We also added a position in Schering Plough in March 2000.

Strong financial stocks for the Fund included Chubb Insurance, banking stocks Wells Fargo and Mellon Financial, investment house Merrill Lynch, and mutual fund company Franklin Resources. Other stocks that outpaced the benchmark were global electronics distributors Arrow and Avnet, computer software designer Cadence Design (which recovered from a disappointing 1999), global shipper FedEx, and BCE (formerly Bell Canada).

Defense contractors Raytheon and Lockheed Martin, retailer May Department Stores, and cathode maker UCAR International were the worst-performing stocks in the portfolio for the 12 months. All had reported disappointing earnings during the fiscal year.

Although the performance of the Fund and that of the S&P 500 Index were close for the 12 months as a whole (8.57% to 13.28%),

                         _____________________________

                              It appears that a

                               certain level of

                           rationality has returned

                              to the marketplace,

                            and it is our hope and

                            expectation that this

                             trend will continue.

                         _____________________________


________________________________________________________________________________

/1/ Average annual total return reflects annualized change in the value of an investment, while total return reflects aggregate change and is not annualized.

the two actually behaved quite differently over the course of the year. The Fund trailed the benchmark during the first six months of the fiscal year (5.01% to 17.51%), then outpaced it in the second six months (3.39% to -3.60%)./1/

For the bond portion of the portfolio, we invested in short- and intermediate-term Treasury securities. Over the past six months, yields on two- and five-year Treasuries fell by approximately 50 and 70 basis points, respectively, as the Federal Reserve finished tightening interest rates and market expectations shifted toward a more neutral monetary policy. In the latter part of the period, Treasury securities also benefited from weakness in the equity markets. These holdings slightly increased the Fund's performance over the past six months.

Although we are not ready to declare that value investing will now be the style of choice for the majority of investors in the future, it is, of course, comforting to note that this much-maligned group of stocks has significantly outperformed the S&P 500 Index in recent months. It appears that a certain level of rationality has returned to the marketplace, and it is our hope and expectation that this trend will continue.

We thank you for your continued patience and investment in the Strong Schafer Balanced Fund.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-97 to 9-30-00

                    The Strong       60/40                          Lipper
                      Schafer       Balanced         S&P           Balanced
                   Balanced Fund     Index*       500 Index*     Fund's Index*
        Dec 97        $10,000        $10,000       $10,000          $10,000
        Jun 98        $10,430        $11,193       $11,771          $10,955
        Dec 98        $10,321        $12,117       $12,857          $11,508
        Jun 99        $11,828        $12,983       $14,449          $12,218
        Dec 99        $10,845        $13,667       $15,563          $12,541
        Jun 00        $10,824        $13,824       $15,497          $12,759
        Sep 00        $11,534        $13,892       $15,347          $13,013

   This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Index ("S&P 500"), the 60/40 Balanced Index, and the Lipper Balanced Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

________________________________________________________________________________

 * The 60/40 Balanced Index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Intermediate Government Bond Index. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index generally representative of government securities with maturities of 1-10 years. The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P Index data is Standard & Poor's Micropal. Source of the Lipper Index data is Lipper, Inc.



YOUR FUND'S
 approach

The Strong Schafer Balanced Fund seeks total return by investing for both income and capital growth. The Fund invests about 60% of its assets in equity securities of medium- and large-capitalization companies. The portfolio manager generally seeks stocks of companies that have above-average projected earnings growth whose stock has a lower price/earnings ratio than that of the S&P 500 Index. The manager believes these value-oriented stocks have the potential to increase in price. The Fund invests roughly similar amounts of its assets in each stock in the portfolio. The remaining assets of the Fund are invested in short- and intermediate-term, higher- and medium-quality bonds. Bonds are purchased to generate income and to help offset the volatility that stock investments usually experience.

________________________________________________________________________________

MARKET
 highlights

 . From October 1999 through March 2000, the market environment featured steady economic growth; from that point on, however, concerns about a possible economic slowdown increased, with more companies issuing earnings warnings.

 . The U.S. stock market experienced a major shift starting in February 2000, when it broadened out from its previously narrow focus on technology and large-cap growth companies.

 .  Over the past six months, the broader market was able to outpace the S&P 500
   Index, which is driven by large-cap growth companies. This was the first time in several years that the broader market kept ahead of this index.

PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS
                            OF 9-30-00 (UNAUDITED)

                                                                        Earnings Per Share          Price/Earnings Ratio
Security                                            Unit Price             2000E     2001E             2000E      2001E
ALLTEL Corporation                                  $   52.19               2.70       3.09              19.3       16.9
--------------------------------------------------------------------------------------------------------------------------
Arrow Electronics, Inc.                                 34.06               3.57       4.60               9.5        7.4
--------------------------------------------------------------------------------------------------------------------------
Avnet, Inc.                                             28.38               2.48       3.73              11.4        7.6
--------------------------------------------------------------------------------------------------------------------------
BorgWarner Inc.                                         33.13               5.24       5.39               6.3        6.1
--------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Company                            57.13               2.34       2.59              24.4       22.1
--------------------------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.                            25.69               0.84*      1.15              30.6       22.3
--------------------------------------------------------------------------------------------------------------------------
Canadian National Railway Company                       29.31               2.98       3.35               9.9        8.8
--------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corporation                             46.19               3.64       4.15              12.7       11.1
--------------------------------------------------------------------------------------------------------------------------
Chubb Corporation                                       79.13               3.98       4.71              19.9       16.8
--------------------------------------------------------------------------------------------------------------------------
ECI Telecom Ltd.                                        30.63               1.80       2.16              17.0       14.2
--------------------------------------------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                              19.25               1.22       1.45              15.8       13.3
--------------------------------------------------------------------------------------------------------------------------
FedEx Corporation                                       44.34               2.90       3.06              15.3       14.5
--------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                             54.06               3.38       3.88              16.0       13.9
--------------------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                44.43               2.47       2.75              18.0       16.2
--------------------------------------------------------------------------------------------------------------------------
General Motors Corporation                              65.00               9.29       9.34               7.0        7.0
--------------------------------------------------------------------------------------------------------------------------
Harrah's Entertainment, Inc.                            27.50               1.65       2.04              16.7       13.5
--------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                               33.25               1.72       2.06              19.3       16.1
--------------------------------------------------------------------------------------------------------------------------
Lafarge Corporation                                     21.75               3.81       4.08               5.7        5.3
--------------------------------------------------------------------------------------------------------------------------
May Department Stores Company                           20.50               2.52       2.83               8.1        7.2
--------------------------------------------------------------------------------------------------------------------------
Maytag Corporation                                      31.06               3.31       3.56               9.4        8.7
--------------------------------------------------------------------------------------------------------------------------
Mellon Financial Corporation                            46.38               2.03       2.28              22.8       20.4
--------------------------------------------------------------------------------------------------------------------------
Montana Power Company                                   33.38               1.28       1.29              26.1       25.9
--------------------------------------------------------------------------------------------------------------------------
Mylan Laboratories Inc.                                 26.94               1.26       1.48              21.3       18.2
--------------------------------------------------------------------------------------------------------------------------
Office Depot, Inc.                                       7.81               1.00       1.25               7.8        6.3
--------------------------------------------------------------------------------------------------------------------------
Omnicare, Inc.                                          16.13               0.75       1.05              21.5       15.4
--------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corporation                             46.50               1.64       1.90              28.3       24.5
--------------------------------------------------------------------------------------------------------------------------
Superior Industries International, Inc.                 30.00               3.02       3.32               9.9        9.0
--------------------------------------------------------------------------------------------------------------------------
UCAR International Inc.                                 12.69               1.00       2.05              12.7        6.2
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Company                                   45.94               2.53       2.90              18.1       15.8
 --------------------------------------------------------------------------------------------------------------------------

Strong Schafer Balanced Fund Portfolio Averages                                                          15.8       13.4

S&P 500 Index 500 Stocks                             1,436.50              57.89      62.69              24.8       22.9

E = Estimate

*Represents 4th Quarter 2000 annualized Earnings Per Share.

SCHEDULE OF INVESTMENTS IN SECURITIES                        September 30, 2000
-------------------------------------------------------------------------------
STRONG SCHAFER BALANCED FUND


                                                            Shares or
                                                            Principal    Value
                                                              Amount    (Note 2)
--------------------------------------------------------------------------------
Common Stocks 58.6%
Auto Manufacturers - Domestic 1.5%
General Motors Corporation                                        900   $ 58,500

Auto/Truck - Original Equipment 2.2%
Borg-Warner Automotive, Inc.                                    1,800     59,625
Superior Industries International, Inc.                           800     24,000
                                                                          ------
                                                                          83,625
Banks - Money Center 1.8%
The Chase Manhattan Corporation                                 1,500     69,281

Banks - Super Regional 4.8%
Mellon Financial Corporation                                    2,000     92,750
Wells Fargo Company                                             2,000     91,875
                                                                         -------
                                                                         184,625
Building - Cement/Concrete/Aggregate 2.2%
Lafarge Corporation                                             3,900     84,825

Computer - Graphics 2.7%
Cadence Design Systems, Inc. (b)                                4,100    105,318

Electronics - Parts Distributors 3.5%
Arrow Electronics, Inc. (b)                                     2,700     91,969
Avnet, Inc.                                                     1,600     45,400
                                                                         -------
                                                                         137,369
Finance - Investment Management 3.1%
Franklin Resources, Inc.                                        2,700    119,961

Finance - Mortgage & Related Services 3.2%
Federal Home Loan Mortgage Corporation                          2,300    124,344

Household - Appliances 2.0%
Maytag Corporation                                              2,500     77,656

Insurance - Property/Casualty/Title 2.8%
Chubb Corporation                                               1,400    110,775

Leisure - Gaming 0.8%
Harrahs Entertainment, Inc. (b)                                 1,100     30,250

Medical - Drug/Diversified 1.8%
Bristol-Myers Squibb Company                                    1,200     68,550

Medical - Ethical Drugs 4.7%
ICN Pharmaceuticals, Inc.                                       2,800     93,100
Schering-Plough Corporation                                     1,900     88,350
                                                                         -------
                                                                         181,450
Medical - Generic Drugs 2.3%
Mylan Laboratories, Inc.                                        3,300     88,894

Medical/Dental - Services 2.7%
Omnicare, Inc.                                                  6,400    103,200

Retail - Department Stores 4.3%
Family Dollar Stores, Inc.                                      5,100     98,175
May Department Stores Company                                   3,450     70,725
                                                                         -------
                                                                         168,900

Retail/Wholesale - Office Supplies 1.4%
Office Depot, Inc. (b)                                          6,900     53,906

Steel - Specialty Alloys 1.6%
UCAR International, Inc. (b)                                    4,900   $ 62,169

Telecommunications - Equipment 1.8%
ECI Telecom, Ltd.                                               2,300     70,438

Telecommunications - Services 1.4%
Montana Power Company                                           1,700     56,737

Transportation - Air Freight 2.4%
FedEx Corporation (b)                                           2,100     93,114

Transportation - Rail 2.3%
Canadian National Railway Company                               3,000     87,938

Utility - Telephone 1.3%
ALLTEL Corporation                                              1,000     52,187
--------------------------------------------------------------------------------
Total Common Stocks (Cost $2,025,904)                                  2,274,012
--------------------------------------------------------------------------------

United States Government Issues 29.6%
United States Treasury Notes:
 5.25%, Due 8/15/03                                        $  340,000    333,731
 6.25%, Due 1/31/02                                           390,000    390,366
 6.625%, Due 5/15/07                                          410,000    425,119
--------------------------------------------------------------------------------
Total United States Government Issues (Cost $1,163,070)                1,149,216
--------------------------------------------------------------------------------

Short-Term Investments (a) 11.5%
Commercial Paper 6.3%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                                     244,800    244,800
Wisconsin Electric Power Company, 6.24%                           100        100
                                                                       ---------
                                                                         244,900
United States Government Issues 5.2%
United States Treasury Notes, 6.50%, Due 8/31/01              200,000    200,438
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $446,376)                             445,338
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,635,350) 99.7%                3,868,566
Other Assets and Liabilities, Net 0.3%                                    11,123
--------------------------------------------------------------------------------
Net Assets 100.0%                                                     $3,879,689
================================================================================



LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2000

                                                                           Strong Schafer
                                                                           Balanced Fund
                                                                           -------------
Assets:
  Investments in Securities, at Market Value (Cost of $3,635,350)            $3,868,566
  Dividends and Interest Receivable                                              21,090
  Other Assets                                                                   10,383
                                                                             ----------
  Total Assets                                                                3,900,039

Liabilities:
  Payable for Securities Purchased                                               11,968
  Accrued Operating Expenses and Other Liabilities                                8,382
                                                                             ----------
  Total Liabilities                                                              20,350
                                                                             ----------
Net Assets                                                                   $3,879,689
                                                                             ==========
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                              $3,899,726
  Undistributed Net Investment Income                                            10,608
  Accumulated Net Realized Loss                                                (263,861)
  Net Unrealized Appreciation                                                   233,216
                                                                             ----------
  Net Assets                                                                 $3,879,689
                                                                             ==========

Capital Shares Outstanding (Unlimited Number Authorized)                        363,055

Net Asset Value Per Share                                                    $    10.69
                                                                             ==========


                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended September 30, 2000

                                                                           Strong Schafer
                                                                           Balanced Fund
                                                                           -------------
Income:
  Dividends (net of foreign withholding taxes of $664)                        $  36,194
  Interest                                                                      106,518
                                                                              ---------
  Total Income                                                                  142,712

Expenses:
  Investment Advisory Fees                                                       45,529
  Custodian Fees                                                                    968
  Shareholder Servicing Costs                                                    20,490
  Professional Fees                                                              12,812
  Reports to Shareholders                                                        29,809
  Federal and State Registration Fees                                            22,532
  Other                                                                           5,510
                                                                              ---------
  Total Expenses before Waivers and Absorptions                                 137,650
  Involuntary Expense Waivers and Absorptions                                   (46,536)
                                                                              ---------
  Expenses, Net                                                                  91,114
                                                                              ---------
Net Investment Income                                                            51,598

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                             (237,344)
  Net Change in Unrealized Appreciation/Depreciation on Investments             520,040
                                                                              ---------
Net Gain on Investments                                                         282,696
                                                                              ---------
Net Increase in Net Assets Resulting from Operations                          $ 334,294
                                                                              =========


                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                        Strong Schafer Balanced Fund
                                                                        ----------------------------
                                                                          Year Ended     Year Ended
                                                                        Sept. 30,2000  Sept. 30, 1999
                                                                        -------------  --------------
Operations:
  Net Investment Income                                                   $    51,598     $    95,394
  Net Realized Gain (Loss) on Investments                                    (237,344)        170,075
  Net Change in Unrealized Appreciation/Depreciation on Investments           520,040         770,005
                                                                          -----------     -----------
  Net Increase in Net Assets Resulting from Operations                        334,294       1,035,474
Distributions:
  From Net Investment Income                                                  (40,990)        (97,846)
  From Net Realized Gains                                                    (176,149)        (70,461)
                                                                          -----------     -----------
  Total Distributions                                                        (217,139)       (168,307)
Capital Share Transactions:
  Proceeds from Shares Sold                                                 1,651,999       3,727,879
  Proceeds from Reinvestment of Distributions                                 201,920         159,008
  Payment for Shares Redeemed                                              (4,325,762)     (6,438,818)
                                                                          -----------     -----------
  Net Decrease in Net Assets from Capital Share Transactions               (2,471,843)     (2,551,931)
                                                                          -----------     -----------
Total Decrease in Net Assets                                               (2,354,688)     (1,684,764)

Net Assets:
  Beginning of Year                                                         6,234,377       7,919,141
                                                                          -----------     -----------
  End of Year                                                             $ 3,879,689     $ 6,234,377
                                                                          ===========     -----------
Transactions in Shares of the Fund:
  Sold                                                                        158,946         340,018
  Issued in Reinvestment of Distributions                                      20,084          15,504
  Redeemed                                                                   (423,066)       (615,097)
                                                                          -----------     -----------
 Net Decrease in Shares of the Fund                                          (244,036)       (259,575)
                                                                          ===========     ===========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2000

1.   Organization
     Strong Schafer Balanced Fund (the "Fund") is a diversified series of Strong Schafer Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at September 30, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect against adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political, economic, regulatory and market risks.

     (E) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (F) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Fund under each repurchase agreement.

--------------------------------------------------------------------------------
September 30, 2000

     (G) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (H) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the advisory agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under a subadvisory agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at September 30, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees for the year then ended, excluding the effect of waivers and absorptions, were $6,302, $20,573, $2,202 and $1,229, respectively.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum (0.09% effective October 13, 2000) is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were no borrowings by the Fund under the LOC for the year ended September 30, 2000.

5.   Investment Transactions
     The aggregate purchases and sales of U.S. Government and Agency securities for the year ended September 30, 2000 were $0 and $1,209,315, respectively. The aggregate purchases and sales of other long term securities for the year ended September 30, 2000 were $1,573,351 and $3,014,957, respectively.

6.   Income Tax Information
     At September 30, 2000, the cost of investments in securities for federal income tax purposes was $3,693,344. Net unrealized appreciation of securities was $175,222, consisting of gross unrealized appreciation and depreciation of $371,829 and $196,607, respectively.

     The Fund had a capital loss carryover of $186,882 which expires in 2008.

     The Fund realized, on a tax basis, post-October losses through September 30, 2000 of $18,985, which are not recognized for tax purposes until the first day of the following fiscal year.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2000 which is designated as qualifying for the dividends-received deduction is 82% (unaudited).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG SCHAFER BALANCED FUND
--------------------------------------------------------------------------------

                                                                                                      Year Ended
                                                                                       ----------------------------------------
                                                                                         Sept. 30,    Sept. 30,     Sept. 30,
Selected Per-Share Data/(a)/                                                                2000         1999        1998/(b)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                      $10.27       $ 9.14        $10.00
Income From Investment Operations:
  Net Investment Income                                                                     0.13         0.15          0.10
  Net Realized and Unrealized Gains (Losses) on Investments                                 0.72         1.22         (0.86)
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                          0.85         1.37         (0.76)
Less Distributions:
  From Net Investment Income                                                               (0.10)       (0.15)        (0.10)
  From Net Realized Gains                                                                  (0.33)       (0.09)           --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                      (0.43)       (0.24)        (0.10)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                            $10.69       $10.27        $ 9.14
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                              +8.6%       +15.1%         -7.7%
  Net Assets, End of Period (In Thousands)                                                $3,880       $6,234        $7,919
  Ratio of Expenses to Average Net Assets                                                    2.0%         2.0%          2.0%*
  Ratio of Net Investment Income to Average Net Assets                                       1.1%         1.3%          1.5%*
  Portfolio Turnover Rate                                                                   35.7%        87.9%         45.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period December 31, 1997 (inception) to September 30, 1998.

                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Schafer Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Schafer Balanced Fund (one of the portfolios constituting the Strong Schafer Funds, Inc.) (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 25, 2000

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                  Neal Malicky
                                Marvin E. Nevins
                                William F. Vogt


                                    Officers

                    Richard S. Strong, Chairman of the Board
              Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
           Susan A. Hollister, Vice President and Assistant Secretary
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer


                               Investment Advisor

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                            Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                               Firstar Bank, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201


                  Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            Independent Accountants

                           PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 Legal Counsel

                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

     For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030Financial Printing GroupFinancial Printing GroupFor a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT8436-1100


     Strong Investments
     P.O. Box 2936 | Milwaukee, WI 53201
     www.eStrong.com

________________________________________________________________________________

     To order a free prospectus kit, call
     1-800-368-1030

     To learn more about our funds, discuss an existing account, or conduct a transaction, call
     1-800-368-3863

     If you are a Financial Professional, call
     1-800-368-1683

     Visit our web site at
     www.eStrong.com

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